Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Montpelier Re Holdings Ltd. (the “registrant”), for the year ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Christopher L. Harris, President and Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)             The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

(2)              The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Christopher L. Harris
President and Chief Executive Officer
(Principal Executive Officer)

February 26, 2014

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of Montpelier Re Holdings Ltd. (the “registrant”), for the year ending December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Michael S. Paquette, Executive Vice President and Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)             The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

(2)              The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Michael S. Paquette
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

February 26, 2014

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